SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2001
                                                         ----------------



                              GERALD STEVENS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



       Florida                     0-05531                       65-0971499
  ----------------          ----------------------            ---------------
  (State or other               (Commission File               (IRS Employer
   jurisdiction of                  Number)                  Identification No.)
   incorporation)



                1800 Eller Drive, Fort Lauderdale, Florida 33316
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

Item 5.  Other Events

As previously announced, on April 23, 2001, Gerald Stevens, Inc. filed voluntary petitions for itself and certain of its subsidiaries (the "Debtors") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court in Miami, Florida (the "Chapter 11 Cases"). The Chapter 11 Cases have been substantively consolidated, and the cases are being administered jointly. The Debtors continue to operate the business and manage their property as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On October 20, 2001, the Debtors submitted to the Bankruptcy Court their Monthly Financial Report for Business (the "Report") for the period beginning September 1, 2001 and ending September 30, 2001, and for the period beginning April 23, 2001 and ending September 30, 2001. A copy of the Report (excluding attachments filed with the Report) is attached hereto as Exhibit 99.1 and the Report is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Statements, and Exhibits

(c)      Exhibits.

Exhibit Number             Description
--------------             -----------

99.1 Monthly Financial Report For Business (excluding attachments) of Debtors for the period beginning September 1, 2001 and ending September 30, 2001, and for the period beginning April 23, 2001 and ending September 30, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                         GERALD STEVENS, INC.
                                         (Registrant)



                                         By       /s/ JOHN HALL
                                                  ---------------------------
                                                  John Hall
                                                  President and
                                                    Chief Executive Officer
Dated: October 29, 2001

                                                GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index

Exhibit Number             Description
--------------             -----------

99.1 Monthly Financial Report For Business (excluding attachments) of Debtors for the period beginning September 1, 2001 and ending September 30, 2001, and for the period beginning April 23, 2001 and ending September 30, 2001